Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Liberty Renewable Fuels LLC (the “Company”) hereby certifies that, to the best of his knowledge:

(i)
the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

 A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 19, 2007	By:	/s/ David M. Skjaerlund
	Name:	David M. Skjaerlund
	Title:	Chief Executive Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Liberty Renewable Fuels LLC (the “Company”) hereby certifies that, to the best of his knowledge:

(i)
the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

 A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 19, 2007	By:	/s/ Thomas E. Pumford, Jr.
	Name:	Thomas E. Pumford, Jr.
	Title:	Chief Executive Officer